SUPPLEMENT Dated June 24, 2008 To The Current Prospectus For

GoldenSelect Genesis I	GoldenSelect Genesis Flex

Issued By Golden American Life Insurance Company Through Separate Account A of ING USA Annuity and Life Insurance Company

This supplement is notice of some forthcoming changes to the investment portfolios available under your flexible premium variable life insurance policy. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions or want to give us any instructions in this regard, then please call our Customer Contact Center at 1-800-366-0066. You may also call us for copies of the prospectus for any portfolio.

IMPORTANT INFORMATION REGARDING REORGANIZATION

On March 27, 2008, the Board of Trustees of the ING Wells Fargo Disciplined Value Portfolio (Class S)
approved an agreement to reorganize the ING Wells Fargo Disciplined Value Portfolio (Class S) with and into the ING Pioneer Mid Cap Value Portfolio (Class S). The agreement is subject to shareholder approval. If shareholder approval is obtained, it is expected that the reorganization will take place on or about September 6,
2008, resulting in a shareholder of the ING Wells Fargo Disciplined Value Portfolio (Class S) becoming a shareholder of the ING Pioneer Mid Cap Value Portfolio (Class S). Each shareholder will thereafter hold shares of the ING Pioneer Mid Cap Value Portfolio (Class S) having equal aggregate value as shares of the ING Wells
Fargo Disciplined Value Portfolio (Class S), and the ING Wells Fargo Disciplined Value Portfolio (Class S) will no longer be available under the contract. Accordingly, unless you provide us with alternative allocation instructions, all future allocations directed to the ING Wells Fargo Disciplined Value Portfolio (Class S) will be automatically allocated to the ING Pioneer Mid Cap Value Portfolio (Class S).

You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at
1-800-366-0066.

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